                                                                    EXHIBIT 10.6


                           INDEMNIFICATION AGREEMENT



          This INDEMNIFICATION AGREEMENT is made and entered into as of
             , 1996, by and between HEALTHCARE FINANCIAL PARTNERS, INC., a
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Delaware corporation (the "Corporation"), and                    ("Indemnitee").
                                              ------------------
          WHEREAS, the Indemnitee is a director of the Corporation; and

          WHEREAS, the Bylaws of the Corporation provide for indemnification of directors of the Corporation; and

          WHEREAS, the parties believe it appropriate to further memorialize and reaffirm the Corporation's obligation to indemnify the Indemnitee as set forth in the Bylaws;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

          1.  Agreement to Indemnify.
              ----------------------

          (a) Subject to Section 2 hereof and except as provided in subsection 1(b) below, the Corporation shall indemnify the Indemnitee against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and whether formal or informal ("Proceeding") in which the Indemnitee was or is or is threatened to be made a party because he is or was a director of the Corporation or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise if (i) the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (ii) with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful.

          (b) Notwithstanding anything to the contrary set forth in subsection 1(a) above, the Corporation shall not be required to indemnify the Indemnitee in connection with any Proceeding by or in the right of the Corporation in which the Indemnitee shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of
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     the case, the Indemnitee is fairly and reasonably entitled to indemnity of such expenses which the Court of Chancery or other such court shall deem proper.

     2.   Indemnification Against Expenses.  Notwithstanding the other
          --------------------------------
provisions of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without admission of liability, in defense of any Proceeding or in defense of any claim, issue or matter therein, the Corporation shall indemnify the Indemnitee against all expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee in connection therewith.

     3.   Determination of Right of Indemnification.  Any indemnification under
          -----------------------------------------
Section 1 above (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standards of conduct set forth in Section 1. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are not or were not parties to such Proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

     4.   Advances of Expenses.  Except as limited by Section 5 hereof, expenses
          --------------------
incurred by the Indemnitee in defending or investigating any Proceeding shall be paid by the Corporation in advance of the final disposition of such matter if the Corporation has received an undertaking on behalf of the Indemnitee, substantially in the form attached hereto as Annex I, to repay such amount in
                                             -------
the event that it is ultimately determined, as provided herein, that the Indemnitee is not entitled to indemnification. However, no advance of such expenses shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or such counsel at the time such determination is made, the Indemnitee acted in bad faith and in a manner that the Indemnitee believed not to be in or opposed to the best interests of the Corporation, or, with respect to any criminal Proceeding, that the Indemnitee believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance or expenses be made in instances where the Board of Directors or such counsel reasonably determines that such person deliberately breached such person's duty to the Corporation or its stockholders.

     5.   Procedure for Making Demands.  Any indemnification or advance of
          ----------------------------
expenses hereunder shall be made promptly, and in any event within forty-five
(45) days, upon the written request of the Indemnitee, unless (i) with respect to indemnification under Section 1 hereof, a determination is reasonably and promptly made by a majority vote of a quorum of disinterested directors, independent legal counsel or the stockholders, as provided in Section 3, that the applicable standards of conduct set forth in Section 1 have not been met, and (ii) with respect to advance of expenses under Section 4 hereof, the determination is made by a majority vote of a quorum of disinterested directors or by independent legal counsel, as provided in Section 4, that

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

no such advance of expenses shall be made by the Corporation for the reasons stated in that Section. The right to indemnification or advances hereunder shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Board of Directors or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within forty-five (45) days after application by the Indemnitee for indemnification or advance of expenses. The Indemnitee's expenses incurred in connection with successfully establishing the Indemnitee's right to indemnification or advance of expenses, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

     6.   Successors.  This Agreement establishes contract rights which shall be
          ----------
binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

     7.   Contract Rights Not Exclusive.  The contract rights conferred by this
          -----------------------------
Agreement shall be in addition to, but not exclusive of, any other right which the Indemnitee may have or may hereafter acquire under any statute, the Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws of the Corporation, any agreement by the vote of stockholders or disinterested directors of the Corporation, or otherwise.

     8.   Indemnitee's Obligations.  The Indemnitee shall promptly advise the
          ------------------------
Corporation in writing of the institution of any Proceeding which is or may be subject to this Agreement and keep the Corporation generally informed of, and consult with the Corporation with respect to, the status of any such Proceeding. Notices to the Corporation shall be directed to HealthCare Financial Partners, Inc., 2 Wisconsin Circle, Suite 320, Chevy Chase, Maryland 20815, Attn:
President (or such other address as the Corporation shall designate in writing to the Indemnitee), and shall be given by personal delivery or by mailing the same by United States Postal Service, postage prepaid, certified or registered mail, with return receipt requested. In addition, the Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power.

     9.   Severability.  Should any provision of this Agreement, or any clause
          ------------
hereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

     10.  Modification and Waiver.  No supplement, modification or amendment of
          -----------------------
this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     11.  Choice of Law.  The validity, interpretation, performance and
          -------------
enforcement of this Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

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

                         HEALTHCARE FINANCIAL PARTNERS, INC.



                         By:
                            --------------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------


                         INDEMNITEE



                         By:
                            --------------------------------------------
                              Name:
                                   -------------------------------------
                                   Director


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

                                    ANNEX I
                                    -------

                             UNDERTAKING AGREEMENT

     This AGREEMENT is made on                                , between
                               -------------------------------
HEALTHCARE FINANCIAL PARTNERS, INC., a Delaware corporation (the
"Corporation"), and                          , a member of the Board of
                    -------------------------
Directors of the Corporation ("Indemnitee").

     WHEREAS, Indemnitee has become involved in investigations, claims, actions, suits or proceedings which have arisen as a result of Indemnitee's service to the Corporation; and

     WHEREAS, Indemnitee desires that the Corporation pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

     WHEREAS, the Corporation is willing to make such payments but, in accordance with [Article VIII of the Amended and Restated Certificate of Incorporation] of the Corporation and Section 145 of the General Corporation Law of the State of Delaware, the Corporation may make such payments only if it receives an undertaking to repay from Indemnitee; and

     WHEREAS, Indemnitee is willing to give such an undertaking.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

     1. In regard to any payments made by the Corporation to Indemnitee pursuant to the terms of the Indemnification Agreement dated
                   , 1996, between the Corporation and Indemnitee, Indemnitee
- -------------------
hereby undertakes and agrees to repay to the Corporation any and all amounts so paid promptly and in any event within thirty (30) days after the disposition, including any appeals, of any litigation or threatened litigation on account of which payments were made; provided, however, that Indemnitee shall not be required to repay the amount as to which he is determined to be entitled to be indemnified by the Corporation under [Article VIII of the Amended and Restated Certificate of Incorporation] of the Corporation and Section 145 of the General Corporation Law of the State of Delaware or other applicable law.

     2. This Agreement shall not affect in any manner the rights which Indemnitee may have against the Corporation, any insurer or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.


                         HEALTHCARE FINANCIAL PARTNERS, INC.



                         By:
                            -----------------------------------------
                             Name:
                                  -----------------------------------
                              Title:
                                    ---------------------------------

                         INDEMNITEE



                         --------------------------------------------
                         Name:
                              ---------------------------------------

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